SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 11, 2001.


                          BestNet Communications Corp.
             (Exact Name of Registrant as Specified in its Charter)


         Nevada                         001-15482                86-1006416
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


            5210 E. Williams Circle, Suite 200 Tucson, Arizona 85711
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (520) 750-9093

ITEM 5. OTHER EVENTS.

On October 11, 2001, BestNet Communications Corp., (the "Company") redeemed all of the outstanding shares of its Series B convertible preferred stock (the "preferred stock") through the issuance of shares of restricted common stock.

A press release announcing the redemption is attached hereto as exhibit 99.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          Exhibits       Title
          --------       -----
            99           Press release, issued by BestNet Communications Corp.
                         Dated October 11, 2001

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BestNet Communications Corp.

                                    By: /s/ Robert A. Blanchard
                                        ----------------------------
                                        Robert A. Blanchard
                                        Chief Executive Officer

Date: October 22, 2001

                                 EXHIBIT INDEX

Exhibits       Title
--------       -----
  99           Press release, issued by BestNet Communications Corp.
               Dated October 11, 2001